Home Office: Harrison, NY Administrative Office: 4333 Edgewood Road NE Cedar Rapids, IA 52499

Securities and Exchange Commission

100 F Street N.E.

Washington, D.C. 20549-0506

RE:	TFLIC Separate Account VNY

    File No.811-21703, CIK 0001306676

    Rule 30b2-1 Filing

Dear Sir or Madam:

As required by Rule 30e-2 under the Investment Company Act of 1940, as amended (the “Act”), TFLIC Separate Account VNY, a unit investment trust registered under the Act, mailed to its contract owners the Annual report of the underlying funds of the following underlying management investment companies:

•	Transamerica Series Trust, (CIK: 0000778207).
•	AllianceBernstein Variable Products Series Fund, Inc. (CIK: 0000825316).
•	Columbia Funds Variable Insurance Trust (CIK: 0000815425).
•	DFA Investment Dimensions Group, Inc. (CIK: 0000355437).
•	BNY Mellon Sustainable U.S. Equity Portfolio, Inc. (CIK: 0000890064).
•	BNY Mellon Variable Investment Fund (CIK: 0000813383).
•	Federated Insurance Series (CIK: 0000912577).
•	Nationwide Variable Insurance Trust (CIK: 0000353905).
•	Vanguard Variable Insurance Fund (CIK: 0000857490).
•	Fidelity Variable Insurance Products Fund (CIK: 0000356494, 0000831016 and 0000927384).
•	Wanger Advisors Trust (CIK: 0000929521).
•	Wells Fargo Advantage Variable Trust Funds (CIK: 0001081402).

This filing constitutes the filing of those reports as required by rule 30b2-1 under the Act.

Pursuant to Rule 30e-1 under the Act, each of the underlying management investment companies has filed or will file its Annual report with the Commission via EDGAR. To the extent necessary, these filings are incorporated herein by reference.

Very truly yours,

/s/ Brian G. Stallworth
Brian G. Stallworth
Transamerica Financial Life Insurance Company